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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 26, 2005
                Date of Report (Date of earliest event reported)


                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

      1-14770                                             43-1813160
(Commission File Number)                       (IRS Employer Identification No.)


                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)


                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

         In connection with the CEO succession plan that Payless ShoeSource, Inc. (the "Company") announced on May 26, 2005, the Company entered into a letter agreement with its Chief Executive Officer, Steven J. Douglass (the "Separation Letter"), confirming certain matters with respect to Mr. Douglass's separation from the Company when his successor commences employment (the "Separation Date"). Until the Separation Date, Mr. Douglass will remain in his position as CEO and will retain the position, authority, duties, and responsibilities outlined in his Employment Agreement, dated October 1, 2003 (the "Employment Agreement"). Upon his separation on the Separation Date, Mr. Douglass will be considered to have terminated his employment for "Good Reason" under his Employment Agreement and the Company will honor all of its obligations under the Employment Agreement. The Separation Letter also serves as Mr. Douglass' notice of resignation upon his separation from all director, officer and employee positions that he holds with the Company, its subsidiaries and its affiliates.

         The foregoing description is qualified in its entirety by reference to the Separation Letter, a copy of which is filed as exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1 Letter Agreement between Payless ShoeSource, Inc. and Steven J. Douglass dated May 26, 2005.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PAYLESS SHOESOURCE, INC.


Date: May 31, 2005                            By: /s/ Ullrich E. Porzig
                                                 -------------------------------
                                                 Ullrich E. Porzig
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   and Treasurer


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                                  EXHIBIT INDEX



Exhibit No.     Exhibit
-----------     -------

  10.1          Letter Agreement between Payless ShoeSource, Inc. and Steven J.
                Douglass dated May 26, 2005.